UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 26, 2006	000-31267
Date of Report (Date of earliest event reported)	Commission File Number

IWT TESORO CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	91-2048019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

191 Post Road West, Suite 10, Westport, CT  06880

(Address of Principal Executive Offices) (Zip Code)

(203) 271-2770

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registration under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4(  c))

Section 7.01.           Regulation FD Disclosure.

On June 26, 2006, IWT Tesoro Corporation filed a press release announcing that its board of directors has authorized a stock repurchase program of up to 150,000 shares of Tesoro stock in open market transactions. Subject to certain conditions, the shares are expected to be purchased through 2006 under Rules 10b5-1 and 10b18 under the Securities Act of 1934. Depending upon prevailing market conditions and other factors, there can be no assurance that any or all authorized shares will be purchased pursuant to the plan. Tesoro may terminate the stock repurchase plan at any time.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

The information provided in this Form 8-K, and the Exhibit attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Section 9.01. Financial Statements and Other Exhibits

99.1         Copy of a press release filed on June 20, 2006, which included a copy of a press release filed on June __, 2006.

This Form 8-K and its Exhibits may contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may address, among other things, the Company’s business and financing plans, regulatory environments in which the Company operates or plans to operate, and trends affecting the Company’s financial condition or results of operations, the impact of competition, the start up of certain operations, roll out of products and services and acquisition opportunities. In addition, this Form 8-K and its Exhibit contain forward-looking statements that involve risks and uncertainties concerning Tesoro and its proposed stock repurchase program. Actual events or results may differ materially from those described in this Form 8-K due to a number of risks and uncertainties. In addition, please refer to documents that Tesoro files with the SEC on Forms 10-K, 10-Q and 8-K. Such filings by Tesoro identify and address other important factors that could cause the Company’s financial and operational results to differ materially from those contained in the forward-looking statements set forth in this Form 8-K. The Company is under no duty to update any of the forward-looking statements after the date of this Form 8-K to conform to actual results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2006	IWT TESORO CORPORATION

/s/ Henry J. Boucher, Jr., President
By: Henry J. Boucher, Jr., President